UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GREEN THUMB INDUSTRIES INC.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 23, 2020.
GREEN THUMB INDUSTRIES INC.
GREEN THUMB INDUSTRIES INC. 325 W. HURON ST., SUITE 412 CHICAGO, IL 60654
D11897-P39518
Meeting Information
Meeting Type: Annual General Meeting
For holders as of: May 4, 2020
Date: June 23, 2020 Time: 10:00 a.m. (Central time) Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/GTBIF2020.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/GTBIF2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents and/or interim financial statements for 2019, you must request them. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 9, 2020 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/GTBIF2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
D11898-P39518

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1. Number of Directors. To set the number of directors to be elected at the Meeting to 7 (seven).
2. Election of Directors Nominees:
1a. Benjamin Kovler 1b. Anthony Georgiadis 1c. Wendy Berger 1d. William Gruver 1e. Westley Moore 1f. Glen Senk 1g. Alejandro Yemenidjian
3. Re-Appointment of Auditors. Re-appoint Macias Gini & O’Connell LLP, as auditors of the Corporation and to authorize the Board of Directors of the Corporation to fix the auditors’ remuneration and terms of engagement.
D11899-P39518

D11900-P39518